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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): APRIL 7, 2003


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-8598                 75-0135890
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


                    P.O. BOX 655237, DALLAS, TEXAS 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                                      NONE.
         (Former name or former address, if changed since last report.)



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ITEM 7.  EXHIBITS

         (c) Exhibits.

             99.1   Press Release dated April 7, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

         On April 7, 2003, Belo Corp. updated its first quarter earnings outlook. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 7, 2003


                                     BELO CORP.



                                     By:       /s/ Carey P. Hendrickson
                                        ----------------------------------------
                                          Carey P. Hendrickson
                                          Vice President/Investor Relations



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Press Release dated April 7, 2003